UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2026

THE COOPER COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8597	94-2657368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6101 Bollinger Canyon Road, Suite 500, San Ramon, California 94583

(Address of principal executive offices, including Zip Code)

(925) 460-3600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.10 par value	COO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of President and Chief Executive Officer

On October 27, 2026, Albert G. White III resigned from the Board of Directors (the “Board”) of The Cooper Companies, Inc. (the “Company”) and he ceased serving in the offices of President and Chief Executive Officer of the Company. Mr. White has agreed to remain employed full time as a strategic advisor to the Company through April 1, 2027 to assist in the transition of his responsibilities.

Mr. White will receive the payments and benefits to which he is entitled under his Executive Employment Agreement with the Company, dated March 19, 2024, as described under the caption “Quantification of Potential Payments” in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on February 24, 2026 (the “Proxy Statement”), which description is incorporated herein by reference. The Company expects to provide Mr. White with additional compensation in connection with his transition and his service as a strategic advisor, the terms of which have not yet been determined. The Company will file an amendment to this Current Report on Form 8-K to disclose the material terms of any such arrangement when such terms are determined.

Appointment of Executive Chair

On October 27, 2026, the Board appointed Walter M. Rosebrough, Jr., an independent member of the Board, as Executive Chair of the Board on an interim basis, effective immediately. The Board has formed a CEO Search Committee, comprised of Lawrence E. Kurzius, Cynthia L. Lucchese and Teresa S. Madden, to oversee the search for a permanent Chief Executive Officer.

Mr. Rosebrough, age 72, has served as a member of the Board and its Corporate Governance and Nominating Committee since January 2026. He is CEO Emeritus of STERIS plc (NYSE: STE), a global medical device business focused on infection prevention products and services, where he served as Chief Executive Officer from 2007 to 2021. Mr. Rosebrough’s career also includes nearly two decades at Hill-Rom (subsequently acquired by Baxter International Inc. (NYSE: BAX)), including as President and Chief Executive Officer. He currently serves as Independent Chair of the Board of Varex Imaging Corporation (Nasdaq: VREX) and as Immediate Past Chair of the Board of the Association for the Advancement of Medical Instrumentation. Mr. Rosebrough holds an MBA from Stanford University and a BIE from Kettering University.

Mr. Rosebrough was originally appointed to the Board pursuant to a letter agreement, dated December 22, 2025, between the Company and Browning West, LP, which is described in the Company’s Current Report on Form 8-K filed with the SEC on December 23, 2025. Other than as described in this Item 5.02, there is no arrangement or understanding between Mr. Rosebrough and any other person pursuant to which he was appointed as Executive Chair. There are no family relationships between Mr. Rosebrough and any director or executive officer of the Company. Mr. Rosebrough has no direct or indirect material interest in any transactions required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Election of New Director

On October 27, 2026, upon the recommendation of the Corporate Governance and Nominating Committee, Shlomo Nachman was appointed to the Board, effective December 8, 2026, to serve until the Company’s 2027 Annual Meeting of Stockholders (the “2027 Annual Meeting”) and until his successor is duly elected and qualified. The Board has determined that Mr. Nachman is independent under the listing standards of the Nasdaq Stock Market LLC. The Board has not yet determined the committees of the Board to which Mr. Nachman will be appointed.

Mr. Nachman, age 65, most recently served as Company Group Chairman of the Cardiovascular and Specialty Solutions & Vision Group within Johnson & Johnson’s Medical Devices sector from 2013 through 2023. As a member of the Medical Devices Group Operating Committee, he led a diverse portfolio of six medical device businesses: Electrophysiology, Neurovascular Intervention, Ear, Nose & Throat, Breast Aesthetics, Optometry, and Ophthalmology. Earlier in his career, he held roles of increasing scope and responsibility, including Worldwide President of Biosense Webster and Cordis. Mr. Nachman is currently on the board of AtriCure, Inc. (Nasdaq: ATRC). Mr. Nachman holds a B.S. in Management and Economics from the Technion Institute, as well as a diploma in electrical engineering from the Amal Technical School.

Mr. Nachman will receive compensation consistent with the Company’s compensation program for non-employee directors, as described in the Company’s Proxy Statement, which description is incorporated herein by reference. Mr. Nachman will also enter into the Company’s standard indemnification agreement for directors.

There is no arrangement or understanding between Mr. Nachman and any other person pursuant to which he was appointed as a director. There are no family relationships between Mr. Nachman and any director or executive officer of the Company. Mr. Nachman has no direct or indirect material interest in any transactions required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Directors Not Standing for Reelection

On October 27, 2026, each of Barbara Carbone, Colleen E. Jay and Robert S. Weiss notified the Company of her or his decision not to stand for reelection as a director at the 2027 Annual Meeting. Each of Ms. Carbone, Ms. Jay and Mr. Weiss will continue to serve as a director until the expiration of her or his current term at the 2027 Annual Meeting. None of these decisions was the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. As of and following the 2027 Annual Meeting, the Board intends to reduce its size to seven directors, and the Board intends to nominate Paul Keel, Lawrence E. Kurzius, Cynthia L. Lucchese, Teresa S. Madden, Shlomo Nachman, Maria Rivas, MD and Walter M. Rosebrough, Jr. for election at the 2027 Annual Meeting.

Item 7.01. Regulation FD Disclosure.

On October 27, 2026, the Company issued a press release announcing the matters described in Item 5.02 of this Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in Item 7.01, including Exhibit 99.1, of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that involve substantial risks and uncertainties. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Exchange Act, and Section 27A of the Securities Act of 1933, as amended. In some cases, you can identify forward-looking statements by the words “anticipate,” “assume,” “believe,” “continue,” “could,” “estimate,” “expect,” “foreseeable,” “future,” “intend,” “may,” “might,” “objective,” “ongoing,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will,” or “would” and/or the negative of these terms, or other comparable terminology intended to identify statements about the future. They include statements regarding the expected timing of the leadership transition and the composition of the Board. Forward-looking statements are inherently subject to risks, uncertainties and assumptions that are difficult to predict or quantify, including the factors described in the Company’s Annual Report on Form 10-K for the year ended October 31, 2025 and the Company’s other filings with the SEC. Forward-looking statements speak only as of the date of this Current Report on Form 8-K. The Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

99.1	Press Release of The Cooper Companies, Inc., dated October 27, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COOPER COMPANIES, INC.

By: /s/ Daniel G. McBride
Daniel G. McBride
Executive Vice President, Chief Operating Officer, General Counsel & Secretary
Dated: October 27, 2026